2012
THIRD QUARTER RESULTS
OCTOBER 23, 2012

SYNOVUS®

Forward-looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the commercial banking industry and economy in general. These forward-looking statements include, among others, (1) our expectations on credit trends and key credit metrics; (2) expectations on loan balances and future loan growth; (3) expectations on deposit trends and deposit mix; (4) expectations regarding reversal of the DTA valuation allowance and the repayment of our obligations under TARP; and (5) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this report. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2011 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: pre-tax, pre-credit costs income; the ratio of pre-tax, pre-credit costs income to risk weighted assets; non-interest income excluding net investment securities gains; non-interest income excluding net investment securities gains and private equity investments (losses) gains; net sequential quarter loan growth (decline), core expenses; the tangible common equity to tangible assets ratio; and core deposits. The most comparable GAAP measures to these measures are income before income taxes; the ratio of net income (loss) to average total assets, total non-interest income, net sequential quarter total loan growth (decline), total non-interest expense; the ratio of total equity to total assets; and total deposits, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. Pre-tax, pre-credit costs income and pre-tax, pre-credit costs income to risk weighted assets are measures used by management to evaluate core operating results exclusive of credit costs as well as certain non-core income/expenses such as restructuring charges. Non-interest income excluding net investment securities gains and non-interest income excluding net investment securities gains and private equity investments (losses) gains are measures used by management to evaluate non-interest income exclusive of net investment securities gains and net investment securities gains and private equity investments (losses) gains. Net sequential quarter loan growth (decline) is a measure used by management to evaluate organic loan growth. Core expenses is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The tangible common equity to tangible assets ratio is used by management to assess the strength of our capital position. Core deposits is a measure used by management to evaluate organic growth of deposits and the quality of deposits as a funding source. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

Fifth consecutive quarter of profitability



Earnings Trend
(in millions, except per share data)
$15.7
$12.8
$21.4
$24.8
$16.0
3Q11
$0.02
4Q11
$0.01
1Q12
$0.02
2Q12
$0.03
3Q12
$0.02
Diluted EPS
Net income

3Q12

- Pre-tax, pre-credit costs income[(1)] up $4.9 million sequentially
- Net interest margin expands 3 b.p.s to 3.51%
- Reported sequential quarter total loan growth of $51.7 million and net loan growth[(1)(2)] of $239.6 million. Loan portfolio stabilizes

(1) Non-GAAP financial measure; see appendix.
(2) Excluding the impact of loan sales, transfers to loans held for sale, charge-offs, and foreclosures.

Pre-tax, pre-credit costs income [(1)] exceeds credit costs[(2)] for the fourth consecutive quarter



(in millions)
$180
$120
$60
$0
$177
$35
$142
$121
$158
$38
$120
$117
$143
$41
$102
$119
$114
$91
$36
$55
$111
$91
$25
$66
$107
$70
$26
$44
$112
$86
$22
$64
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
Pre-tax, Pre-credit Costs Income(1)
Provision for Loan Losses
Other Credit Costs(3)

(1) Non-GAAP financial measure; see appendix.
(2) Consist of provision for loan losses plus other credit costs
(3) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale

Net interest margin expands 3 b.p.s



3.55%
3.45%
3.35%
3.25%
3.47%
3.52%
3.55%
3.48%
3.51%
3Q11
4Q11
1Q12
2Q12
3Q12

Reported loan growth with improved mix


Total loans
(in billions)
$25
$20
$15
$10
$5
$0
$20.10
$19.68
$19.73
$3.85
$3.92
$3.96
$8.81
$8.88
$9.05
$7.44
$6.88
$6.72
63%
37%
66%
34%
3Q11
2Q12
3Q12
CRE
C&I
Retail

(in millions)	3Q11	2Q12	3Q12
Sequential quarter loan growth (decline):	($402.7)	($163.6)	**$51.7**
Sequential quarter net loan growth (decline)*:	($132.1)	$29.2	**$239.6**

- C&I and Retail loans up $212.2 million sequentially or 6.6% annualized
- Commercial loan pipeline continues to strengthen

*Excluding the impact of loan sales, transfers to loans held for sale, charge-offs, and foreclosures. Non-GAAP financial measure; see appendix.

Corporate banking[1] reports continued growth



Loans outstanding(2)
(in millions)
$1,100
$867
$633
$400
Up $553 million from 3Q11
Up $222 million from 2Q12
$458
$633
$710
$789
$1,011
3Q11
4Q11
1Q12
2Q12
3Q12

(1) Consists of loan syndications, senior housing, and other corporate business lines
(2) Net of loans transferred into these business lines

Deposit mix improvement



Total Deposits
(in billions)
$24
$19
$14
$10
$5
$0
$23.1
$2.2
$4.9
$4.0
$6.8
$5.2
9%
22%
69%
$21.6
$1.1
$4.1
$4.0
$6.8
$5.6
$20.8
$0.9
$3.8
$4.0
$6.6
$5.5
4%
18%
78%
3Q11
2Q12
3Q12
Brokered
Time
NOW/Savings
Money Market
Non-interest Bearing

- Brokered deposits declined $1.2 billion or 57.4% from 3Q11 and now represent only 4.4% of total deposits compared to 9.3% a year ago
- Total deposits decreased $718 million vs. 2Q12 and $2.3 billion vs. 3Q11 primarily due to planned reductions in brokered and time deposits. The sequential quarter decline also reflects a $212 million decline from the planned strategic reduction of a large demand deposit clearing account.
- Continue to enjoy top 5 deposit market share in communities that represent approximately 80% of our banking franchise

Continued decline in effective cost of core deposits



Core Deposits(1) Cost (2)
100 b.p.s
75 b.p.s
50 b.p.s
25 b.p.s
0 b.p.s
95 b.p.s
82 b.p.s
72 b.p.s
67 b.p.s
62 b.p.s
53 b.p.s
47 b.p.s
41 b.p.s
34 b.p.s
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
3Q12 34 b.p.s
3Q11 62 b.p.s
28 b.p.s improvement

(1) Core deposits represent total deposits less brokered deposits. Non-GAAP financial measure; see appendix.
(2) Cost of core deposits including non-interest bearing deposits

Fee income initiatives contributed to core banking fees[1] growth

- Service charges on deposit accounts up $1.7 million or 9.2% from 2Q12
- Mortgage banking income up $1.3 million or 16.0% from 2Q12
- New fee income initiatives contributed approximately $3.6 million in additional core banking fees[1] during 3Q12
- 3Q12 includes a $944 thousand loss from private equity investments compared to a $7.3 million gain in 2Q12
- 3Q12 includes a $6.7 million gain from investment securities sales compared to a $4.2 million gain in 2Q12
- Total reported non-interest income of $73.2 million in 3Q12 compared to $76.5 million in 2Q12
- Non-interest income excluding investment securities gains and private equity investments gains (losses)[2] was $67.5 million in 3Q12 compared to $65.0 million in 2Q12

(1) Include service charges on deposit accounts, bankcard fees, letter of credit fees, gains (losses) on SBA sales, line of credit non-usage fees, and miscellaneous other service charges
(2) Non-GAAP financial measure; see appendix.

Core expenses* down $11.6 million or 6.5%


Core Expenses*
2Q12
3Q12
(dollars in millions)
$179.0
6.5%
$167.4
$180
$138
$95
$53
$10
$95.2
$93.2
$57.7
$47.6
$26.1
$26.6
Headcount:
5,151
5,037
Employment
Other
Occupancy and Equipment

- Total 3Q12 core expenses were down $11.6 million or 6.5% sequentially and down $12.3 million or 6.9% vs. 3Q11
- Total reported 3Q12 non-interest expense down $16.8 million or 8.1% sequentially and down $31.1 million or 14.0% vs. 3Q11

* Excluding Visa indemnification charges, restructuring charges, and credit costs. Non-GAAP financial measure; see appendix.

NPL inflows decline for the sixth consecutive quarter



(in millions)
$440
$330
$220
$110
$0
$422
$295
$307
$231
$222
$189
$140
$124
$115
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12

- Down 48.3% from 3Q11
- Down 7.6% from 2Q12

NPAs continue steady decline

	3Q11	3Q12
NPA Ratio	5.71%	4.51%
NPL Ratio	4.34%	3.55%



(in millions)
$1,600
$1,200
$800
$400
$0
$1,556
$262
$1,294
$1,281
$389
$892
$1,275
$380
$895
$1,219
$334
$885
$1,164
$292
$872
$1,117
$234
$883
$1,056
$220
$836
$961
$206
$755
$899
$199
$700
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
Non-performing Loans
ORE & HFS Loans

Net charge-offs* below 2% for three consecutive quarters



(dollars in millions)
$440
$330
$220
$110
$0
4.12%
$237
6.93%
$385
3.12%
$167
3.22%
$167
2.72%
$138
2.26%
$113
1.90%
$95
1.99%
$99
1.97%
$96
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12

- Down 30.3% from 3Q11 or 38.6% YTD 3Q11

*Percentage ratios annualized

Past dues remain at low levels


(dollars in millions)
$320
$240
$160
$80
$0
1.12%
0.82%
0.96%
0.97%
0.99%
0.74%
0.73%
0.47%
0.55%
0.11%
0.08%
0.05%
0.11%
0.13%
0.07%
0.04%
0.03%
0.05%
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
Accruing > 90 Days Past Due
Accruing 30-89 Days Past Due

Improving loan portfolio risk distribution



Loan Portfolio by Risk Grade
(in millions)
$20,500
$15,375
$10,250
$5,125
$0
$ 20,102
$ 872
$ 1,375
$ 2,095
$ 15,760
$ 19,680
$ 755
$ 1,067
$ 1,652
$ 16,206
$ 19,732
$ 700
$ 965
$ 1,494
$ 16,573
3Q11
2Q12
3Q12
Pass
Special Mention
Accruing Substandard
Non-Performing

Capital position remains solid

- Tier 1 capital ratio: 13.23%[1] compared to 13.35% in 2Q12
- Tier 1 common equity ratio: 8.73%[1] compared to 8.80% in 2Q12
- Total risk-based capital ratio: 16.17%[1] compared to 16.31% in 2Q12
- Tangible common equity/tangible assets ratio[2][3]: 7.35% compared to 7.12% in 2Q12
- Tier 1 leverage ratio: 10.97%[1] compared to 10.66% in 2Q12

(1) Preliminary
(2) Excludes the carrying value of goodwill and other intangible assets from shareholders' equity and total assets. Non-GAAP financial measure; see appendix
(3) Non-GAAP financial measure; see appendix.

DTA Valuation Allowance Reversal and TARP Repayment

Deferred Tax Asset Valuation Allowance

- Management evaluates the deferred tax asset (DTA) valuation allowance position each quarter. Based on the analysis at September 30, 2012, Synovus continues to maintain a full valuation allowance.
- Based on the improvement in core profitability, credit quality, and earnings projections, management believes that substantially all of the DTA valuation allowance may be reversed as early as the end of 4Q12, and should be reversed no later than the end of 2Q13.

TARP Repayment

- Likely to follow DTA valuation allowance reversal
- Currently expect that TARP repayment will be as early as 2Q13 but no later than 4Q13

APPENDIX

SYNOVUS®

Earnings Summary

(dollars in thousands, except per share data)

Income Statement Data	3Q12	2Q12	3Q12 vs. 2Q12 $ change
Net interest income	$212,345	$213,356	($1,011)
Non-interest income excluding securities gains, net (1)	66,577	72,307	(5,730)
Non-interest expense, excluding other credit costs, restructuring charges, and Visa indemnification charges	167,421	179,018	(11,597)
Pre-tax, pre-credit costs income (1)	111,501	106,645	4,856
Investment securities gains, net	6,656	4,170	2,486
Credit costs (2)	85,618	70,341	15,277
Restructuring charges	1,192	1,393	(201)
Visa indemnification charges	833	1,734	(901)
Income tax benefit	211	2,105	(1,894)
Dividends and accretion of discount on preferred stock	14,695	14,649	46
Net income available to common shareholders	$16,030	$24,803	($8,773)
Diluted net income per common share	$0.02	$0.03	($0.01)
Average diluted common shares outstanding	910,396	909,761	635

- Average diluted common shares include impact of tMEDS (approximately 123 million shares) due to net profit

(1) Non-GAAP financial measure; see appendix.

(2) Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale

Non-interest Income

(dollars in thousands)	3Q12	2Q12	3Q11	3Q12 vs. 2Q12 % Change	3Q12 vs. 3Q11 % Change
Service charges on deposit accounts	$20,404	$18,684	$20,039	9.2%	1.8%
Fiduciary and asset management fees	10,340	10,792	11,631	(4.2%)	(11.1%)
Brokerage revenue	6,844	6,295	6,556	8.7%	4.4%
Mortgage banking income	9,261	7,983	7,427	16.0%	24.7%
Bankcard fees	7,866	8,493	11,562	(7.4%)	(32.0%)
Investment securities gains, net	6,656	4,170	62,873	59.6%	(89.4%)
Other fee income	5,276	4,951	5,423	6.6%	(2.7%)
Private equity investments (losses) gains	(944)	7,279	(771)	nm	22.4%
Other non-interest income	7,530	7,830	8,652	(3.8%)	(13.0%)
Total non-interest income	**$73,233**	**$76,477**	**$133,392**	**(4.2%)**	**(45.1%)**
Non-interest income excluding investment securities gains, net and private equity investments (losses) gains*	**$67,521**	**$65,028**	**$71,290**	**3.8%**	**(5.3%)**

* Non-GAAP financial measure; see appendix.

nm - not meaningful

Non-interest Expense

(dollars in thousands)	3Q12	2Q12	3Q11	3Q12 vs. 2Q12 % Change	3Q12 vs. 3Q11 % Change
Salaries and other personnel expense	$93,177	$95,173	$93,184	(2.1%)	(0.0%)
Net occupancy and equipment expense	26,647	26,159	27,981	1.9%	(4.8%)
FDIC insurance and other regulatory fees	9,205	13,302	15,463	(30.8%)	(40.5%)
Foreclosed real estate expense	11,997	20,708	37,108	(42.1%)	(67.7%)
Other credit costs	10,049	5,411	3,103	85.7%	223.8%
Professional fees	10,074	9,929	10,135	1.5%	(0.6%)
Data processing expense	8,284	8,712	9,024	(4.9%)	(8.2%)
Restructuring charges	1,192	1,393	2,587	(14.4%)	(53.9%)
Visa indemnification charges	833	1,734	-	(52.0%)	nm
Other operating expenses	20,034	25,743	23,967	(22.2%)	(16.4%)
Total non-interest expense	**$191,492**	**$208,264**	**$222,552**	**(8.1%)**	**(14.0%)**
Core expenses*	**$167,421**	**$179,018**	**$179,754**	**(6.5%)**	**(6.9%)**

*Excluding Visa indemnification charges, restructuring charges and credit costs. Non-GAAP financial measure; see appendix.

Pre-tax, Pre-credit Costs Income[1]

(dollars in millions)



$119.4
$113.8
$110.6
$106.6
$111.5
3Q11
4Q11
1Q12
2Q12
3Q12

3Q12 vs. 2Q12 Key Drivers
(in millions)
-net interest income ↓$1.0
-non-interest income ↓ $5.7
(excluding securities gains, net)[1]
-core expenses[1] ↓$11.6

	3Q11	4Q11	1Q12	2Q12	3Q12
Income before income taxes	$37	$27	$36	$38	$31
Add: Provision for losses on loans	102	54	66	44	64
Add: Other credit costs[2]	40	36	25	26	22
Add: Restructuring charges	3	1	1	1	1
Add: Visa indemnification charges	-	6	3	2	1
Subtract: Investment securities gains, net	(63)	(10)	(20)	(4)	(7)
Pre-tax, pre-credit costs income [1]	**$119**	**$114**	**$111**	**$107**	**$112**
Pre-tax, pre-credit costs income/risk-weighted assets [1][3]	**2.2%**	**2.1%**	**2.1%**	**2.0%**	**2.1%[4]**

(1) Non-GAAP financial measure; see appendix.
(2) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale.
(3) Annualized
(4) Preliminary

Deferred Tax Asset and Valuation Allowance

(dollars in millions, except per share data)

	3Q12
Net deferred tax assets before valuation allowance	**$789**
Valuation allowance	**787**
Net deferred tax assets after valuation allowance	**$2**

$0.96* per common share

* Based on 786.6 million shares outstanding at September 30, 2012. Reflects the expectation that approximately $30 to $35 million of the valuation allowance will not reverse.

Expected future impact of DTA valuation allowance

- Expect to continue to record minimal income tax expense when reporting pre-tax profits as reductions to the DTA valuation allowance will be recognized.
- Based on the improvement in core profitability, credit quality, and earnings projections, management believes that substantially all of the DTA valuation allowance may be reversed as early as the end of 4Q12, and should be reversed no later than the end of 2Q13.
- While the reversal of the DTA valuation allowance under GAAP will immediately benefit GAAP capital and the TCE ratio, there will remain limitations on the ability to include the DTA in regulatory capital; i.e., once taxes paid in carryback periods are exhausted, banks must deduct from Tier I capital the greater of (1) the amount by which net DTAs exceed what they would expect to realize within one year or (2) the amount by which the net DTAs exceed 10% of Tier I capital.
- Several recent legislative proposals have each called for lowering the current 35% corporate income tax rate. If the corporate income tax rate is lowered, it would reduce the value of the deferred tax asset that is subject to recovery.

Special Mention Loans (Criticized)

(dollars in millions)



$2,528
$2,334
$2,095
$2,089
$1,966
$1,652
$1,493
Down 10% from 2Q12
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12

Potential Problem Commercial Loans*



(dollars in millions)
$1,871
$1,436
$1,283
$1,199
$942
$780
$685
$669
$597
Down 68% from peak in 3Q10
Down 11% from 2Q12
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12

* Potential problem loans consist of commercial substandard accruing loans but exclude loans 90 days past due and still accruing interest and accruing TDRs which are reported separately

Substandard Accruing Loans

(dollars in millions)



$1,598
$1,375
$1,176
$1,065
$1,067
$965
$452
$387
$366
$355
$381
$344
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
Substandard Accruing Loans
Substandard Accruing TDRs

Distribution of Substandard Accruing Loans



15%
24%
18%
2%
41%
Investment Properties
C&I
Retail
Land
Residential

Troubled Debt Restructurings

(dollars in millions)

Total Accruing TDRs: $699 million as of 9/30/12



Pass
20%
$136
Special Mention
31%
$219
Substandard
49%
$344

Total TDR Trends



$572
$464
$108
$652
$545
$107
$693
$552
$141
$811
$640
$171
$882
$668
$214
$868
$651
$217
$907
$687
$220
$917
$699
$218
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
Non-accruing TDRs
Accruing TDRs

- 73% of accruing TDRs are not Residential or Land-related
- 51% of accruing TDRs are rated better than Substandard, an improvement from 44% in 2Q12
- Approximately 99% of accruing TDRs are paid current; there are no material 90-day past due TDRs
- Any concession to customers experiencing financial difficulty results in a TDR classification

NPL Inflows by Portfolio Type

(dollars in millions)	3Q11	4Q11	1Q12	2Q12	3Q12
Investment properties	$32	$19	$14	$36	$35
Residential properties / Land-related	93	67	67	35	36
Commercial and industrial	74	77	38	32	25
Retail	23	26	21	21	19
Total	**$222**	**$189**	**$140**	**$124**	**$115**

NPL Inflows by Geography

(dollars in millions)	3Q11	4Q11	1Q12	2Q12	3Q12
Alabama	$16	$24	$15	$7	$21
Florida	27	47	51	16	15
Georgia (excluding Atlanta)	68	48	43	48	29
Atlanta	40	45	22	38	42
South Carolina	62	20	5	13	5
Tennessee	9	5	4	2	3
Total	**$222**	**$189**	**$140**	**$124**	**$115**

Asset Disposition Trends


(dollars in millions)
$600
$450
$300
$150
$0
$172
$573
$192
$195
$169
$147
$135
$128
$110
39%
46%
45%
45%
37%
39%
42%
35%
43%
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
Book Balance of Dispositions
Realization Rate as % Unpaid Principal Balance at Default

Residential C&D and Land Acquisition Portfolio

(dollars in millions)



Performing Residential C&D and Land Acquisition Portfolios
$5,875
$4,762
$2,821
$1,768
$1,363
$1,158
Decline of 80% from peak
4Q07
4Q08
4Q09
4Q10
4Q11
3Q12

- The Residential C&D and Land Portfolios comprise approximately 43% of total NPAs
- Performing Residential C&D and Land Acquisition Portfolio has decreased by 80% from a peak of $5.9B in 4Q07 to less than $1.2B in 3Q12
  - 4Q07 portfolio represented 22% of total performing loans
  - 3Q12 portfolio represents 6% of total performing loans

Performing Residential C&D and Land as of 9/30/12



Florida
13%
Alabama
13%
Atlanta
36%
Tennessee
2%
South Carolina
16%
Other Georgia
20%

Key Credit Metrics as of 9/30/12

	Outstanding Balance*	NPLs	NPL Ratio	Pass	Special Mention	Sub-standard
1-4 Family Construction	$153	15	9.57%	$114	9	$15
Residential Land Dev.	368	74	20.19	154	62	78
Land Acquisition	909	183	20.14	452	113	161
Total Res. C&D & Land	**1,430**	**272**	**19.00**	**720**	**184**	**254**
1-4 Family Investment Mortgage	$907	45	4.97%	$662	146	$54

*Includes accruing and non-accruing loans

Investment Properties Portfolio

(dollars in millions)

Total Investment Properties: $4.4 billion
as of 9/30/12



Other Investment Property
11%
Multi-Family
17%
Warehouses
11%
Hotels
16%
Commercial Development
6%
Shopping Centers
21%
Office Buildings
18%

Investment Property Portfolio as of 9/30/12

	Outstanding Balance	NPL Inflows	NPL Ratio	30+ DPD Ratio	3Q12 Net Chg-Offs offs*
Multi-family	$760	-	0.6%	1.08	0.32
Hotels	689	2	1.93	0.45	-
Office Buildings	773	10	1.59	0.07	1.23
Shopping Centers	912	6	2.79	0.76	1.65
Warehouses	508	1	0.66	0.03	1.01
Other Investment Property	469	2	1.88	0.05	1.14
Commercial Development	280	13	16.70	0.16	0.97
Total Investment Properties	**$4,391**	**34**	**2.6%**	**0.45**	**0.90**

*Annualized

- QTD Net charge-offs improved to 0.97% from 1.17% from 2Q12, the second consecutive quarter of improvement

C&I Portfolio

(dollars in millions)

Diverse Industry Exposure as of 9/30/12



14.3%
8.7%
5.6%
5.9%
6.1%
10.0%
7.6%
9.0%
5.5%
5.0%
4.6%
2.1%
2.9%
2.4%
2.1%
8.2%
Health Care
Manufacturing
Finance/Insurance
Construction
R/E Leasing
Other Services
Retail Trade
R/E Other
Wholesale Trade
Accommodation & Food Svcs.
Professional, Scientific, Technical Svcs.
Transportation & Warehousing
Ag, Forestry, Fishing
Educational Svcs.
Arts, Entertainment, Rec.
All Other

C&I Portfolio as of 9/30/12

	Outstanding Balance	NPL Ratio	30+ DPD Ratio	3Q12 Net Charge-off Ratio*
Commercial, Financial & Agricultural	5,175	2.39%	0.41	2.09
Owner Occupied Real Estate	3,878	1.62	0.24	0.86
Total C&I Loans	**$9,053**	**2.06%**	**0.33**	**1.55**

* Annualized

- Total past dues are 0.33%, with only $270 thousand past due 90 days or more
- NPL inflows down 22% from 2Q12, to $25 million
- C&I Portfolio credit fundamentals remain favorable, with most key credit metrics showing improvement over 2Q12
- Commercial, Financial & Agricultural sector experienced net growth of $130 million

Retail Portfolio

(dollars in millions)

Total Retail Loans: $4.0 billion
as of 9/30/12



Florida
13%
Atlanta
12%
Alabama
18%
Tennessee
7%
Other Georgia
36%
South Carolina
14%

Retail Portfolio as of 9/30/12

	Outstanding Balance	NPL Ratio	30+ DPD Ratio	3Q12 Net Charge-off Ratio*
Home Equity Lines	$1,573	1.35%	0.72	1.45
Consumer Mortgages	1,399	3.74	1.51	0.71
Small Business Loans	445	1.31	1.18	0.76
Credit Cards	258	0	1.86	2.62
Other Retail Loans	294	0.91	1.13	0.41
Total Retail Loans	**$3,969**	**2.07%**	**1.16**	**1.12**

* Annualized

- NPL Inflows and the NPL Ratio both improved during the quarter.
- All other credit metrics remained favorable

Improvement in Concentrations

(dollars in millions)

	4Q07		4Q08		4Q09		4Q10		4Q11		3Q12	
Investment Properties	$4,530	17.1%	$5,523	19.8%	$5,897	23.2%	$5,059	23.4%	$4,557	22.7%	$4,391	22.3%
Residential Properties	5,824	21.9	5,177	18.5	3,316	13.1	2,103	9.8	1,618	8.1	1,427	7.2
Land Acquisition	1,546	5.8	1,620	5.8	1,529	6.0	1,218	5.6	1,095	5.4	909	4.6
Total CRE	**$11,900**	**44.8%**	**$12,320**	**44.1%**	**$10,742**	**42.3%**	**$8,380**	**38.8%**	**$7,270**	**36.2%**	**$6,727**	**34.1%**
C&I	10,648	40.1	11,248	40.2	10,448	41.1	9,265	42.9	8,941	44.5	9,053	45.9
Retail	3,997	15.1	4,390	15.7	4,212	16.6	3,951	18.3	3,880	19.3	3,969	20.0
Total*	**$26,545**	**100.0%**	**$27,958**	**100.0%**	**$25,402**	**100.0%**	**$21,596**	**100.0%**	**$20,091**	**100.0%**	**$19,749**	**100.0%**

*Total Loans exclude unearned income, which is not displayed on this table.

Loan Loss Reserve Coverage Trends

(dollars in millions)



3.70%
$836
3.26%
$704
3.23%
$678
3.08%
$631
2.96%
$595
2.67%
$536
2.56%
$508
2.30%
$453
2.13%
$420
177.98%
192.60%
176.08%
161.55%
145.12%
124.04%
128.32%
136.94%
131.56%
64.63%
78.91%
75.74%
71.33%
68.27%
60.76%
60.74%
60.03%
60.04%
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
Loan Loss Reserve
LLR to NPL
LLR to NPL (excluding NPLs for which the expected loss has been charged off)

Past Dues by Portfolio Type

(dollars in millions)	30-Days + Past Due		Outstanding Balance
	2Q12	3Q12	3Q12
Investment properties	0.21%	0.45%	$4,391
1-4 family construction	0.32	0.88	152
1-4 family investment mortgage	1.03	0.96	907
Residential development	0.37	0.23	368
Residential properties	0.77	0.76	1,427
Land for future development	0.43	0.22	909
Total CRE	0.36	0.48	6,727
Commercial and industrial	0.34	0.33	9,053
Retail	0.93	1.16	3,969
Total*	**0.47%**	**0.55%**	**$19,749**

*Excludes unearned income of ($17 million)

Net Charge-offs by Type

(dollars in millions, percentages annualized)	1Q12		2Q12		3Q12	
Investment properties	$18	1.55%	$13	1.17%	$10	0.9%
1-4 family properties	16	4.11	15	4.05	11	3.04
Land for future development	14	5.34	26	10.25	30	12.33
Total CRE	**48**	**2.68**	**54**	**3.13**	**51**	**2.96**
Commercial and industrial	34	1.52	34	1.52	34	1.55
Retail	13	1.35	11	1.08	11	1.12
Total net charge-offs	**$95**	**1.90%**	**$99**	**1.99%**	**$96**	**1.97%**

Non-GAAP Financial Measures

The following tables illustrate the method of calculating the non-GAAP financial measures used in this slide presentation.

(dollars in millions)	3Q11	4Q11	1Q12	2Q12	3Q12
Total risk-weighted assets	$21,372	$21,487	$21,230	$21,146	$21,439 (3)
Income before taxes	$37	$27	$36	$38	$31
Add: Provision for losses on loans	102	54	66	44	64
Add: Other credit costs (1)	40	36	25	26	22
Add: Restructuring charges	3	1	1	1	1
Add: Visa indemnification charge	-	6	3	2	1
Subtract: Investment securities gains, net	(63)	(10)	(20)	(4)	(7)
Pre-tax, pre-credit costs income	**$119**	**$114**	**$111**	**$107**	**$112**
Pre-tax, pre-credit costs income / RWA (2)	**2.2%**	**2.1%**	**2.1%**	**2.0%**	**2.1% (3)**

(1) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale
(2) Annualized
(3) Preliminary

Non-GAAP Financial Measures

(dollars in millions)	3Q11	4Q11	1Q12	2Q12	3Q12
Total non-interest income	$133	$73	$84	$76	$73
Subtract: Investment securities gains, net	(63)	(10)	(20)	(4)	(7)
Non-interest income excluding investment securities gains, net	**$70**	**$63**	**$64**	**$72**	**$66**
Subtract/Add: private equity investments (losses) gains	(1)	-	-	7	(1)
Non-interest income excluding investment securities gains, net and private equity investments (losses) gains	**$71**	**$63**	**$64**	**$65**	**$67**

	3Q11	4Q11	1Q12	2Q12	3Q12
Sequential quarter decline in total loans	($403)	($22)	($236)	($164)	$52
Add: Transfers to other loans held for sale	16	4	1	39	1
Add: Foreclosures	58	36	48	30	43
Add: Charge-offs excluding transfers to other loans held for sale and loan sales	88	78	65	53	74
Add: Loan sales	109	71	97	71	70
Net sequential quarter loan growth (decline)	**($132)**	**$167**	**($25)**	**$29**	**$240**

Non-GAAP Financial Measures

(dollars in millions)

	3Q11	4Q11	1Q12	2Q12	3Q12
Total non-interest expense	$223	$219	$203	$208	$191
Other credit costs*	(40)	(36)	(25)	(26)	(22)
Restructuring charges	(3)	(1)	(1)	(1)	(1)
Visa indemnification charge	–	(6)	(3)	(2)	(1)
Core expenses	**$180**	**$176**	**$174**	**$179**	**$167**

	3Q11	4Q11	1Q12	2Q12	3Q12
Total assets	$28,254	$27,163	$27,065	$26,294	$25,764
Goodwill	(24)	(24)	(24)	(24)	(24)
Other intangible assets, net	(10)	(9)	(8)	(7)	(6)
Tangible assets	$28,220	$27,130	$27,033	$26,263	$25,734

	3Q11	4Q11	1Q12	2Q12	3Q12
Total shareholders' equity	$2,830	$2,827	$2,822	$2,853	$2,876
Goodwill	(24)	(24)	(24)	(24)	(24)
Other intangible assets, net	(10)	(9)	(8)	(7)	(6)
Cumulative perpetual preferred stock	(945)	(947)	(950)	(952)	(955)
Tangible common equity	$1,851	$1,847	$1,840	$1,870	$1,891
Tangible common equity to tangible assets ratio	**6.56%**	**6.81%**	**6.81%**	**7.12%**	**7.35%**

* Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale

Non-GAAP Financial Measures

(dollars in millions)

	3Q11	4Q11	1Q12	2Q12	3Q12
Total deposits	$23,109	$22,412	$22,138	$21,565	$20,847
Brokered deposits	(2,157)	(1,783)	(1,407)	(1,149)	(920)
Core deposits	**$20,952**	**$20,629**	**$20,731**	**$20,416**	**$19,927**